Exhibit 99.1

At the Company
Kim Hillyer	Jeff Goeser
Senior Manager, Communications	Director, Investor Relations and Finance
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com
TD AMERITRADE Delivers Record Net New Assets of $10 Billion
Record Client Assets $342 Billion, Up 52 Percent
March Quarter Earnings Per Share of $0.27
OMAHA, Neb., April 20, 2010 – TD AMERITRADE Holding Corporation (NASDAQ: AMTD) has released results for the second quarter of fiscal 2010. The combination of the Company’s financial strength and strong organic growth continues to position the firm well for the future. This further demonstrates the success of the Company’s business model and growth strategy in the face of a difficult macro-economic environment.
The Company’s results for the quarter ended Mar. 31, 2010 include the following (year-over-year comparisons): (1)
•	Net income of $163 million, or $0.27 per diluted share ($0.23 excluding the favorable resolution of certain income tax matters)(2)

•	Record net new client assets of $10.2 billion, an increase of 59 percent, at an annualized growth rate of 13 percent of beginning client assets

•	Average client trades per day of approximately 379,000, an increase of 17 percent

•	Gross new accounts of approximately 187,000, a decrease of 4 percent

•	Net revenues of $635 million, 47 percent of which were asset-based

•	Operating income of $227 million, or 36 percent of net revenues

•	Pre-tax income of $217 million, or 34 percent of net revenues

•	EBITDA of $266 million, or 42 percent of net revenues(2)

•	Liquid assets of $1.2 billion(2); cash and cash equivalents of $834 million

•	Interest rate sensitive assets of $63.1 billion, up 15 percent(3)

•	Record client assets of approximately $342 billion, an increase of 52 percent
“We continue to make great strides in attracting client assets and accounts in a difficult operating environment,” said Fred Tomczyk, president and chief executive officer. “We remain focused on executing our strategy, and our business model continues to perform well. Our organic growth has been outstanding. We are particularly proud of our record net new client asset growth and our record in total client assets. While short-term operating headwinds continue, we remain focused on our fundamentals and the key drivers of long-term earnings power and shareholder value.”

Company Updates Fiscal 2010 Outlook
The Company has adjusted its earnings per share outlook for fiscal 2010 to a new range of $0.90 to $1.10. More information can be found on the Company’s Outlook Statement, which is located on www.amtd.com.
“Throughout this difficult cycle, we have made a number of strategic decisions that have positioned us well for a rising interest rate environment. Our record net new asset growth has further enhanced our future earnings power,” said Bill Gerber, executive vice president and chief financial officer. “However, given the impact of lower intraday volatility, seasonal softening of client activity in the spring and summer months, and interest rates that we expect to remain low for at least the next six months, we have adjusted our outlook range for 2010.”
Company Hosts Conference Call
TD AMERITRADE will host its March Quarter conference call this morning, Apr. 20, 2010, at 7:30 a.m. CDT. Participants may listen to the call by dialing 877-881-2595. Interested parties may listen to a replay of the call by dialing 800-642-1687 and the passcode 61818992. The Company will Webcast the conference live at www.amtd.com and will make all accompanying materials available for participants to print prior to the call.
AMTD-E
About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation (NASDAQ: AMTD), through its brokerage subsidiaries,(4) combines innovative trading technology, easy-to-use and understand trading tools, investment services, investor education and superior client service to create a market-leading financial services experience. Now home to the award-winning thinkorswim brokerage and dynamic trading platform(5) and the Investools investor education program, TD AMERITRADE provides millions of retail investors, traders and independent registered investment advisors with the tools, service and support they need to help build confidence in today’s rapidly-changing market environment. For more information and resources for journalists, please visit the TD AMERITRADE newsroom at www.amtd.com.
Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, ability to realize the expected benefits from the thinkorswim acquisition, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 13, 2009 and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

(1)   Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.
(2)   See attached reconciliation of non-GAAP financial measures.
(3)   Interest rate sensitive assets consist of spread-based assets and money market mutual funds.
(4)   TD AMERITRADE, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org), TD AMERITRADE Clearing, Inc., member FINRA/SIPC, and thinkorswim, Inc., member FINRA/SIPC/NFA (www.nfa.futures.org).
(5)   thinkorswim was rated #1 overall online broker, “best for options traders” and one of the “best for frequent traders” in Barron’s ranking of online brokers, 3/15/2010. The firms were evaluated versus others in eight total categories, including trade experience, trading technology, usability, range of offerings, research amenities, portfolio analysis & reporting, customer service & education and costs. thinkorswim topped the list in 2010 with the highest weighted-average score. Barron’s is a registered trademark of Dow Jones & Company ©2010.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended			Six Months Ended
	Mar. 31, 2010	Dec. 31, 2009	Mar. 31, 2009	Mar. 31, 2010	Mar. 31, 2009
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$301,272	$309,388	$265,442	$610,660	$552,555

Asset-based revenues:
Interest revenue	101,412	101,240	70,242	202,652	162,756
Brokerage interest expense	(1,444)	(1,827)	(2,837)	(3,271)	(10,512)

Net interest revenue	99,968	99,413	67,405	199,381	152,244

Insured deposit account fees	169,963	155,331	136,537	325,295	299,767
Investment product fees	30,349	29,421	48,096	59,769	117,262

Total asset-based revenues	300,280	284,165	252,038	584,445	569,273

Other revenues	33,882	31,065	8,019	64,947	14,400

Net revenues	635,434	624,618	525,499	1,260,052	1,136,228

Operating expenses:
Employee compensation and benefits	164,876	146,639	120,808	311,515	238,197
Clearing and execution costs	24,131	21,905	15,077	46,035	30,705
Communications	24,641	24,659	17,853	49,300	36,598
Occupancy and equipment costs	33,843	34,889	29,536	68,733	59,663
Depreciation and amortization	13,463	13,610	10,635	27,073	22,138
Amortization of acquired intangible assets	25,024	25,580	15,200	50,603	30,738
Professional services	31,465	33,707	22,069	65,172	49,408
Advertising	71,570	65,193	53,097	136,763	99,794
Gains on money market funds and client guarantees	(1,936)	—	—	(1,936)	—
Other	20,892	18,036	8,720	38,926	20,284

Total operating expenses	407,969	384,218	292,995	792,184	587,525

Operating income	227,465	240,400	232,504	467,868	548,703

Other expense:
Interest on borrowings	10,937	11,629	8,244	22,567	23,881
Loss on debt refinancing	—	8,392	—	8,392	—

Total other expense	10,937	20,021	8,244	30,959	23,881

Pre-tax income	216,528	220,379	224,260	436,909	524,822

Provision for income taxes	53,976	84,142	92,230	138,119	208,394

Net income	$162,552	$136,237	$132,030	$298,790	$316,428

Earnings per share — basic	$0.28	$0.23	$0.23	$0.51	$0.54
Earnings per share — diluted	$0.27	$0.23	$0.23	$0.50	$0.54

Weighted average shares outstanding — basic	589,618	587,843	573,519	588,721	582,734
Weighted average shares outstanding — diluted	596,390	595,634	581,284	596,008	591,048

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Mar. 31, 2010	Sept. 30, 2009
Assets:
Cash and cash equivalents	$833,580	$791,211
Short-term investments	1,095	52,071
Segregated cash and investments	1,549,430	5,813,862
Broker/dealer receivables	1,465,208	1,777,741
Client receivables	6,860,274	5,712,261
Goodwill and intangible assets	3,640,252	3,696,820
Other	840,226	527,844

Total assets	$15,190,065	$18,371,810

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$2,236,407	$2,491,617
Client payables	6,848,986	9,914,823
Long-term debt	1,267,763	1,414,900
Other	956,532	999,187

Total liabilities	11,309,688	14,820,527

Stockholders’ equity	3,880,377	3,551,283

Total liabilities and stockholders’ equity	$15,190,065	$18,371,810

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Six Months Ended
	Mar. 31, 2010	Dec. 31, 2009	Mar. 31, 2009	Mar. 31, 2010	Mar. 31, 2009
Key Metrics:
Net new assets (in billions)	$10.2	$8.7	$6.4	$18.9	$14.3
Net new asset growth rate (annualized)(1)	13%	12%	11%	13%	10%
Average client trades per day	378,714	378,561	324,837	378,636	341,327

Profitability Metrics:
Operating margin	35.8%	38.5%	44.2%	37.1%	48.3%
Pre-tax margin	34.1%	35.3%	42.7%	34.7%	46.2%
Return on client assets (annualized)	0.27%	0.29%	0.40%	0.28%	0.45%
Return on average stockholders’ equity (annualized)	17.2%	15.0%	18.0%	16.1%	21.4%
EBITDA as a percentage of net revenues	41.9%	43.4%	49.2%	42.6%	52.9%

Debt Metrics:
Interest on borrowings (in millions)	$10.9	$11.6	$8.2	$22.6	$23.9
Average debt outstanding (in billions)	$1.3	$1.4	$1.4	$1.3	$1.4
Leverage ratio (average debt/annualized EBITDA)	1.2	1.3	1.4	1.2	1.2
Interest coverage ratio (EBITDA/interest on borrowings)	24.3	23.3	31.3	23.8	25.2

Transaction-Based Revenue Metrics:
Total trades (in millions)	23.1	23.8	19.8	47.0	42.3
Average commissions and transaction fees per trade(2)	$13.04	$12.98	$13.40	$13.01	$13.06
Average client trades per account (annualized)	12.3	12.5	11.5	12.4	12.2
Activity rate — total accounts	4.9%	5.0%	4.6%	4.9%	4.8%
Activity rate — funded accounts	7.1%	7.1%	6.4%	7.1%	6.8%
Trading days	61.0	63.0	61.0	124.0	124.0

Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$13.0	$15.5	$7.3	$14.3	$7.4
Average insured deposit account balances (in billions)	39.3	32.6	19.3	35.9	18.6

Average spread-based balance (in billions)	$52.3	$48.1	$26.6	$50.2	$26.0

Net interest revenue (excluding conduit business) (in millions)	$99.7	$99.2	$66.7	$199.0	$148.8
Insured deposit account fee revenue (in millions)	170.0	155.3	136.5	325.3	299.8

Spread-based revenue (in millions)	$269.7	$254.5	$203.2	$524.3	$448.6

Avg. annualized yield — interest-earning assets (excluding conduit business)	3.08%	2.50%	3.63%	2.76%	3.96%
Avg. annualized yield — insured deposit account fees	1.73%	1.87%	2.83%	1.79%	3.19%
Net interest margin (NIM)	2.06%	2.07%	3.05%	2.07%	3.41%

Interest days	90	92	90	182	182

Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$9.5	$12.0	$27.0	$10.7	$27.5
Average annualized yield	0.05%	0.09%	0.47%	0.07%	0.60%

Fee revenue (in millions)	$1.2	$2.8	$31.5	$4.0	$83.0

Other fee-based investment balances:
Average balance (in billions)	$50.0	$46.5	$31.9	$48.3	$33.4
Average annualized yield	0.23%	0.22%	0.21%	0.23%	0.20%

Fee revenue (in millions)	$29.1	$26.6	$16.6	$55.8	$34.3

Average fee-based investment balances (in billions)	$59.5	$58.5	$58.9	$59.0	$60.9
Average annualized yield	0.20%	0.20%	0.33%	0.20%	0.38%

Investment product fee revenue (in millions)	$30.3	$29.4	$48.1	$59.8	$117.3

Client Account and Client Asset Metrics:
Total accounts (beginning of period)	7,675,000	7,563,000	7,052,000	7,563,000	6,895,000
New accounts opened	187,000	180,000	194,000	367,000	410,000
Accounts closed	(74,000)	(68,000)	(51,000)	(142,000)	(110,000)

Total accounts (end of period)	7,788,000	7,675,000	7,195,000	7,788,000	7,195,000

Percentage change during period	1%	1%	2%	3%	4%

Funded accounts (beginning of period)	5,327,000	5,279,000	5,013,000	5,279,000	4,918,000
Funded accounts (end of period)	5,379,000	5,327,000	5,105,000	5,379,000	5,105,000
Percentage change during period	1%	1%	2%	2%	4%
Client assets (beginning of period, in billions)	$318.6	$302.0	$233.8	$302.0	$278.0
Client assets (end of period, in billions)	$341.5	$318.6	$224.9	$341.5	$224.9
Percentage change during period	7%	5%	(4%)	13%	(19%)

(1)	Annualized net new assets as a percentage of client assets as of the beginning of the period.

(2)	Average commissions and transaction fees per trade excludes thinkorswim active trader business.

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Six Months Ended
	Mar. 31, 2010	Dec. 31, 2009	Mar. 31, 2009	Mar. 31, 2010	Mar. 31, 2009
Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$4.5	$7.8	$2.0	$6.2	$1.8
Average annualized yield	0.12%	0.13%	0.14%	0.13%	0.25%

Interest revenue (in millions)	$1.4	$2.6	$0.7	$4.1	$2.3

Client margin balances:
Average balance (in billions)	$6.8	$6.1	$3.9	$6.4	$4.2
Average annualized yield	4.64%	4.81%	5.13%	4.72%	5.40%

Interest revenue (in millions)	$78.3	$74.7	$49.7	$153.0	$114.5

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.5	$0.7	$0.3	$0.7	$0.3
Average securities lending balance (in billions)	$1.7	$1.6	$0.9	$1.7	$1.1

Interest revenue (in millions)	$20.9	$23.0	$16.1	$43.9	$33.4
Interest expense (in millions)	(0.4)	(0.3)	(0.3)	(0.7)	(2.0)

Net interest revenue (expense) — securities borrowing/lending (excluding conduit business) (in millions)	$20.5	$22.7	$15.8	$43.2	$31.4

Other cash and interest earning investments:
Average balance (in billions)	$1.2	$0.9	$1.1	$1.0	$1.1
Average annualized yield	0.06%	0.12%	0.36%	0.09%	0.49%

Interest revenue — net (in millions)	$0.2	$0.3	$1.1	$0.5	$2.9

Client credit balances:
Average balance (in billions)	$8.1	$10.9	$4.2	$9.5	$4.2
Average annualized cost	0.03%	0.04%	0.06%	0.04%	0.11%

Interest expense (in millions)	$(0.7)	$(1.1)	$(0.6)	$(1.8)	$(2.3)

Average interest-earning assets (excluding conduit business) (in billions)	$13.0	$15.5	$7.3	$14.3	$7.4
Average annualized yield (excluding conduit business)	3.08%	2.50%	3.63%	2.76%	3.96%

Net interest revenue (excluding conduit business) (in millions)	$99.7	$99.2	$66.7	$199.0	$148.8

Conduit Business:
Average balance (in billions)	$0.5	$0.6	$1.4	$0.5	$1.5

Securities borrowing — conduit business:
Average annualized yield	0.32%	0.35%	0.62%	0.33%	1.12%

Interest revenue (in millions)	$0.4	$0.5	$2.2	$0.9	$8.6

Securities lending — conduit business:
Average annualized cost	0.17%	0.22%	0.42%	0.20%	0.68%

Interest expense (in millions)	$(0.2)	$(0.3)	$(1.5)	$(0.5)	$(5.2)

Average interest-earning assets — conduit business (in billions)	$0.5	$0.6	$1.4	$0.5	$1.5
Average annualized yield — conduit business	0.15%	0.13%	0.20%	0.14%	0.44%

Net interest revenue — conduit business (in millions)	$0.2	$0.2	$0.7	$0.4	$3.4

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$13.0	$15.5	$7.3	$14.3	$7.4
Average interest-earning assets — conduit business (in billions)	0.5	0.6	1.4	0.5	1.5

Average interest-earning assets — total (in billions)	$13.5	$16.1	$8.7	$14.8	$8.9

Average annualized yield — total	2.96%	2.42%	3.07%	2.66%	3.36%

Net interest revenue (excluding conduit business) (in millions)	$99.7	$99.2	$66.7	$199.0	$148.8
Net interest revenue — conduit business (in millions)	0.2	0.2	0.7	0.4	3.4

Net interest revenue — total (in millions)	$99.9	$99.4	$67.4	$199.4	$152.2

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages
(Unaudited)

	Quarter Ended						Six Months Ended
	Mar. 31, 2010		Dec. 31, 2009		Mar. 31, 2009		Mar. 31, 2010		Mar. 31, 2009
	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.
EBITDA (1)
EBITDA	$265,952	41.9%	$271,198	43.4%	$258,339	49.2%	$537,152	42.6%	$601,579	52.9%
Less:
Depreciation and amortization	(13,463)	(2.1%)	(13,610)	(2.2%)	(10,635)	(2.0%)	(27,073)	(2.1%)	(22,138)	(1.9%)
Amortization of acquired intangible assets	(25,024)	(3.9%)	(25,580)	(4.1%)	(15,200)	(2.9%)	(50,603)	(4.0%)	(30,738)	(2.7%)
Interest on borrowings	(10,937)	(1.7%)	(11,629)	(1.9%)	(8,244)	(1.6%)	(22,567)	(1.8%)	(23,881)	(2.1%)
Provision for income taxes	(53,976)	(8.5%)	(84,142)	(13.5%)	(92,230)	(17.6%)	(138,119)	(11.0%)	(208,394)	(18.3%)

Net income	$162,552	25.6%	$136,237	21.8%	$132,030	25.1%	$298,790	23.7%	$316,428	27.8%

	As of
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2010	2009	2009	2009	2009
Liquid Assets (2)
Liquid assets	$1,198,003	$1,127,354	$1,142,127	$1,054,084	$1,151,346
Plus: Broker-dealer cash and cash equivalents	443,329	677,523	473,996	858,350	565,493
Trust company cash and cash equivalents	82,331	34,541	25,143	65,805	38,203
Investment advisory cash and cash equivalents	23,401	20,870	18,935	15,989	14,273

Less: Corporate short-term investments	—	(38,237)	(49,496)	(49,496)	(75,392)
Excess trust Tier 1 capital	(3,120)	(3,995)	(4,658)	(6,213)	(7,637)
Excess broker-dealer regulatory net capital	(910,364)	(914,165)	(814,836)	(818,695)	(613,644)

Cash and cash equivalents	$833,580	$903,891	$791,211	$1,119,824	$1,072,642

Quarter
Ended
Mar. 31, 2010
EPS From Ongoing Operations (3)
Diluted earnings per share, as reported	$0.27
Adjustments on a per share basis:
Favorable resolution of certain income tax matters	(0.04)

EPS from ongoing operations	$0.23

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)	Liquid assets is considered a non-GAAP financial measure as defined by SEC Regulation G. We define liquid assets as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments, (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of 120% of the minimum dollar net capital requirement or in excess of 8 1/3% of aggregate indebtedness and (d) Tier 1 capital of our trust company in excess of the minimum dollar requirement. We include the excess capital of our broker-dealer and trust company subsidiaries in liquid assets, rather than simply including broker-dealer and trust cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer and trust subsidiaries to the parent company. Excess capital, as defined under clauses (c) and (d) above, is generally available for dividend from the broker-dealer and trust subsidiaries to the parent company. We consider liquid assets an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets should be considered as a supplemental measure of liquidity, rather than as a substitute for cash and cash equivalents.

(3)	EPS from ongoing operations is considered a non-GAAP financial measure as defined by SEC Regulation G. We define EPS from ongoing operations as earnings (loss) per share, adjusted to remove any significant unusual gains or charges. We consider EPS from ongoing operations an important measure of the financial performance of our ongoing business. Unusual gains and charges are excluded because we believe they are not likely to be indicative of the ongoing operations of our business. EPS from ongoing operations should be considered in addition to, rather than as a substitute for, GAAP earnings per share.